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                                                                    EXHIBIT 23.2

                        INDEPENDENT ACCOUNTANTS' CONSENT



The Board of Directors
Community Bank & Trust Company:


         We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.


                                               /s/KPMG Peat Marwick LLP
                                               --------------------------------
                                               KPMG Peat Marwick LLP




Charlotte, North Carolina
July 23, 1998